                                                                   EXHIBIT 10.66
                       GUARANTY AND SURETYSHIP AGREEMENT
                       ---------------------------------

     This Agreement (the "Agreement") dated as of May 18, 1994, is made and
                                                      --
given by the undersigned signatories, each a subsidiary of Mariner Health Group, Inc., a Delaware corporation, identified in Schedule 1 attached hereto and made a part hereof (each a "Guarantor" and collectively, the "Guarantors"), in favor of the Banks (as defined in that certain Credit Agreement dated as of even date herewith (as it may hereinafter from time to time be amended, restated, modified or supplemented, the "Credit Agreement") among PNC Bank, National Association, a national banking association, as agent (the "Agent"), the Banks party thereto and Mariner Health Group, Inc., a Delaware corporation (the "Borrower")) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks under the Credit Agreement.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower has entered into the Credit Agreement with the Agent and the Banks; and

     WHEREAS, this Agreement is made by the Guarantors among other things to induce the Agent and the Banks to enter into and make loan advances pursuant to the Credit Agreement, to induce the Agent and the Banks to extend credit to the Borrower from time to time under the Credit Agreement, and to comply with the requirements of the Credit Agreement; and

     WHEREAS, the respective businesses and investments of the Guarantors are interdependent and loans made to the Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such investment will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.01.  Definitions.  Capitalized terms used herein and not otherwise
            -----------
defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

          "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Agent and the Banks under or in connection with the Credit Agreement or any other Loan Document or which arise in any other manner, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other individual or entity including any Guarantor (a "Person") or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Agent and the Banks (or any successive assignee or transferee) from time to time may assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.

                                   ARTICLE II

                            GUARANTY AND SURETYSHIP
                            -----------------------

     2.01  Guaranty and Suretyship.  The Guarantors jointly and severally
           -----------------------
hereby absolutely, unconditionally and irrevocably guarantee and become surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions.

     2.02  Obligations Absolute.  The Guarantors agree that the Guaranteed
           --------------------
Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent and the Banks or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

          (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

          (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

          (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

          (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, Or any failure to protect, perfect, or preserve the value of, Or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, Or any failure, omission, breach, default, delay or wrongful action by the Agent and the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, Or, any other action or inaction by the Agent and the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

          (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent and the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy
Code), the Borrower or any other Person in connection with any such proceeding.

          (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower or any other person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

          (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

    2.03.  Waivers, etc.  The Guarantors hereby waive any defense to or
           -------------
limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation and to the full extent permitted by applicable law, the Guarantors waive each of the following:

          (a) All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person.

          (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Agent and the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

          (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Agent and the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Agent and the Banks, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

    2.04.  Reinstatement.  This Agreement shall continue to be effective, or be
           -------------
automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agent and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

    2.05.  No Stay.  Without limitation of any other provision of this
           -------
Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

    2.06.  Payments.  All payments to be made by any Guarantor pursuant to this
           --------
Agreement shall be made without setoff, counterclaim, withholding or other deduction of any nature.

    2.07.  Continuing Guaranty.  This Agreement is a continuing agreement and
           -------------------
shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Agent and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

    Each Guarantor hereby represents and warrants to the Agent and the Banks with respect to itself as follows:

    3.01.  No Conditions Precedent.  There are no conditions precedent to the
           -----------------------
effectiveness of this Guaranty that have not been satisfied or waived.

    3.02.  No Reliance.  The Guarantor has, independently and without reliance
           -----------
upon the Agent and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

    3.03.  Representations and Warranties Remade at Each Extension of Credit.
           ------------------------------------------------------------------
Each request (including any deemed request) by the Borrower for any extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Agent and the Banks to receive notice from such Guarantor to the contrary before the Agent and the Banks make any extension of credit under any Loan Document shall constitute a further representation and warranty by such Guarantor to the Agent and the Banks that the representations and warranties made by the Borrower are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

    4.01.  Amendments, etc.  No amendment to or waiver of any provision of this
           ----------------
Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent and the Banks. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    4.02.  No Implied Waiver; Remedies Cumulative.  No delay or failure of the
           --------------------------------------
Agent and the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

    4.03.  Notices.  Each Guarantor agrees that all notices, statements,
           -------
requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth below its name on the signature page hereof in the manner provided in Section 11.06 of the Credit Agreement. The Agent and the Banks may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

    4.04.  Expenses.  Each Guarantor unconditionally agrees to pay all costs and
           --------
expenses, including reasonable attorney's fees incurred by the Agent and any of the Banks in enforcing this Agreement against any Guarantor.

    4.05.  Prior Understandings.  This Agreement constitutes the entire
           --------------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

    4.06.  Survival.  All representations and warranties of the Guarantors
           --------
contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

    4.07.  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

    4.08.  Setoff.  In the event that at any time any obligation of the
           ------
Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Agent and the Banks to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or the Banks. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Agent and the Banks. The rights of the Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Agent and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Agent and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate of the Agent and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Agent and the Banks as provided in this Section 4.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

    4.09.  Construction.  The section and other headings contained in this
           ------------
Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

    4.10.  Successors and Assigns.  This Agreement shall be binding upon each
           ----------------------
Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks, or any of them, and their successors and assigns. Without limitation of the foregoing, the Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent and the Banks in this Agreement or otherwise.

    4.11.  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
           ----------------------------------------------------------------

    (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND
        -------------
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

    (b) Certain Waivers.  EACH GUARANTOR HEREBY IRREVOCABLY:
        ---------------

    (i) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS PROVIDED FOR IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF;

    (ii) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE; AND

    (iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

    (c) Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO
        -----------------------
CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT

OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

    4.12.  Severability; Modification to Conform to Law.
           --------------------------------------------

    (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any matter affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

    (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid or unenforceable, the Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

    (c) Notwithstanding anything to the contrary in this Section 4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section
4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

    4.13. Additional Guarantors. At any time after the initial execution and
          ---------------------
delivery of this Agreement to the Agent and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Banks a counterpart signature page for attachment hereto. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

    4.14.  WARRANT OF ATTORNEY TO ENTER JUDGMENT BY CONFESSION.
           ---------------------------------------------------

    (a) EACH GUARANTOR ACKNOWLEDGES THAT (I) IT HAS READ AND UNDERSTANDS, AFTER CONSULTATION WITH ITS COUNSEL, THAT THE PROVISIONS OF SECTION 4.14(B) COULD ENABLE THE AGENT AND THE BANKS, OR ANY OF THEM, TO OBTAIN A JUDGMENT AGAINST SUCH GUARANTOR AND

COMMENCE EXECUTION PROCEEDINGS THAT RESULT IN THE SEIZURE OF ASSETS OF SUCH GUARANTOR, IN EITHER CASE, WITHOUT SUCH GUARANTOR HAVING THE BENEFIT OF PRIOR NOTICE OR A HEARING; AND (II) SUCH GUARANTOR NEVERTHELESS KNOWINGLY AND VOLUNTARILY AGREES TO SUCH POSSIBLE CONSEQUENCES AND THE PROVISIONS OF SECTION 4.14(B).

    (b) EACH GUARANTOR DOES HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY FEDERAL OR STATE COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR ANY GUARANTOR, AND WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS A JUDGMENT OR JUDGMENTS AGAINST GUARANTOR IN ANY FEDERAL OR STATE COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA, AT ANY TIME AFTER DEFAULT BY BORROWER UNDER THE LOAN DOCUMENTS OR THE FAILURE BY GUARANTOR TO PERFORM ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT, IN FAVOR OF THE AGENT AND THE BANKS, OR ANY OF THEM, OR THEIR SUCCESSORS OR ASSIGNS FOR THE UNPAID BALANCE OF THE GUARANTEED OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY'S COMMISSION FOR COLLECTION, AND UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS AND WAIVES STAY OF EXECUTION AND STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON EXECUTION, THE RIGHT OF INQUISITION AND EXTENSION OF TIME OF PAYMENT, AND AGREES TO CONDEMNATION OF ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY EXECUTION ISSUED ON ANY SUCH JUDGMENT, AND EACH GUARANTOR SPECIFICALLY WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR MAY HEREAFTER BE EXEMPT UNDER ANY EXISTING OR FUTURE LAWS OF THE UNITED STATES OF AMERICA OR THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY OTHER JURISDICTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS THE AGENT AND THE BANKS, OR ANY OF THEM, OR THEIR SUCCESSORS OR ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE.

    4.15. Joint and Several Obligations. The obligations of each Guarantor under
          -----------------------------
this Agreement are joint and several.

    4.16 Receipt of Credit Agreement and Other Loan Documents. Each Guarantor
         ----------------------------------------------------
hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Credit Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections
8.01 and 8.02 of the Credit Agreement.

[SIGNATURE PAGE 1 OF 1 TO THE GUARANTY AND SURETYSHIP AGREEMENT]

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                    GUARANTORS:
                                    -----------

ATTEST:                             EACH GUARANTOR LISTED ON
                                    SCHEDULE 1 WHICH IS A
                                    CORPORATION

By:                                 By:
   ---------------------------         -----------------------------------------
Title:
      ------------------------         -----------------------------------[Name]
                                    the                               [Title] of
                                       -------------------------------
                                    each Guarantor listed on Schedule 1 which is
                                    a corporation

                                   SCHEDULE 1
                    TO THE GUARANTY AND SURETYSHIP AGREEMENT
                           DATED AS OF MAY ___, 1994
                    PNC BANK, NATIONAL ASSOCIATION, AS AGENT

                                                        STATE OF          FOREIGN
SUBSIDIARIES                                         INCORPORATION     QUALIFICATION
---------------------------------------------------  -------------     -------------
Subsidiaries of Mariner:
-----------------------
  1.  Compass Pharmacy Services, Inc.                     MA                 --
  2.  Bride Brook Nursing & Rehabilitation
      Center, Inc.                                        CT                 --
  3.  Longwood Rehabilitation Center, Inc.                MA                 --
  4.  Long Ridge Nursing & Rehabilitation
      Center, Inc.                                        CT                 --
  5.  Mansfield Nursing & Rehabilitation
      Center, Inc.                                        CT                 --
  6.  Mariner Health Care, Inc.                           MA            CT
  7.  Mariner Health Care of Greater
      Laurel, Inc.                                        MA            MD
  8.  Mariner Health Care of North
      Hills, Inc.                                         DE            PA
  9.  Mariner Health Resources, Inc.                      MA            PA, CT
 10.  Merrimack Valley Nursing &
      Rehabilitation Center, Inc.                         MA                 --
 11.  Methuen Nursing & Rehabilitation
      Center, Inc.                                        MA                 --
 12.  Mystic Nursing & Rehabilitation
      Center, Inc.                                        MA                 --
 13.  Park Terrace Nursing &
      Rehabilitation Center, Inc.                         MA                 --
 14.  Pendleton Nursing &
      Rehabilitation Center, Inc.                         CT                 --

                                                        STATE OF          FOREIGN
SUBSIDIARIES                                         INCORPORATION     QUALIFICATION
---------------------------------------------------  -------------     -------------
 15.  Pinnacle Care Corporation ("PCC")                   DE            TN
 16.  Rehabilitation Network, Inc.                        MA            CT
 17.  Sassaquin Nursing & Rehabilitation
      Center, Inc.                                        MA                 --
 18.  Windward Health Care, Inc.                          MA                 --

Subsidiaries of PCC:
-------------------
 19.  Acme Repackaging, Inc.                              TN                 --
 20.  Pinnacle Care Corporation of
      Huntington ("PCCH")                                 TN            WV
 21.  Pinnacle Care Corporation of Hutchinson             TN                 --
 22.  Pinnacle Care Corporation of Lexington              TN                 --
 23.  Pinnacle Care Corporation of Louisville             TN                 --
 24.  Pinnacle Care Corporation of Marion                 TN                 --
 25.  Pinnacle Care Corporation of McMurray               TN                 --
 26.  Pinnacle Care Corporation of Morganton              TN                 --
 27.  Pinnacle Care Corporation of Nashville              TN                 --
 28.  Pinnacle Care Corporation of North Carolina         TN            NC
 29.  Pinnacle Care Corporation of Salina                 TN                 --
 30.  Pinnacle Care Corporation of Seneca                 TN            SC
 31.  Pinnacle Care Corporation of Sumter ("PCCS")        TN            SC
 32.  Pinnacle Care Corporation of Williams Bay           TN            WI
 33.  Pinnacle Care Corporation of Wilmington             TN            NC
 34.  Pinnacle Care Management Corp.                      TN            IA, KY, PA

                                                        STATE OF          FOREIGN
SUBSIDIARIES                                         INCORPORATION     QUALIFICATION
---------------------------------------------------  -------------     -------------
 35.  Pinnacle Pharmaceutical Services, Inc.              TN            KY
 36.  Pinnacle Rehabilitation, Inc. ("PR")                TN            NC, WI, FL,
                                                                        GA, KY, SC,
                                                                        WV, OH, IA, PA
 37.  Pinnacle Rehabilitation of Georgia, Inc.            TN            GA
 38.  Tennessee Occupational Medicine, Inc.               TN                 --

Subsidiary of PCCH:
------------------
 39.  Tri-State Health Care, Inc.                         WV                 --

Subsidiaries of PCCS:
--------------------
 40.  Cypress Nursing Facility, Inc.                      SC                 --
 41.  Hampton Nursing Center, Inc.                        SC                 --

Subsidiaries of PR:
------------------
 42.  Pinnacle Rehabilitation of Missouri, Inc.           MO            AK, IA, KS
 43.  Mid-America Professional Services, Inc.             KY            FL, TN, IL, OH
      ("MAPS")

Subsidiaries of MAPS:
--------------------
 44.  Pinnacle Rehabilitation of Florida, Inc.            FL            NC, TX, VA
 45.  Seventeenth Street Associates Limited               WV                 --
      Partnership